Net Income (Loss) Per Share (Tables)	12 Months Ended
Sep. 30, 2015
Metu Brands, Inc [Member]
Schedule of reconciliation for basic and diluted EPS

The following is a reconciliation of the computation for basic and diluted EPS for the years ended September 30, 2015 and 2014:

	2015	2014
Net (Loss)	$(32,281)	$(23,235)

Weighted-average common shares outstanding basic

Weighted-average common stock equivalents	5,000,929	11,144
Stock options	-	-
Warrants	-	-
Preferred stock	27,100,000	27,100,000

Weighted-average common shares outstanding - basic and diluted	3,303,773	10,000